SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 21, 2004

(Date of earliest event reported)

MK RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-23042	82-0487047
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 East South Temple, Suite 1225

Salt Lake City, Utah 84111

(801) 297-6900

(Address of principal executive offices and telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On June 21, 2004, MK Resources Company issued the press release filed with this report as Exhibit 99, which is incorporated into this report by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99	Press release dated June 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MK RESOURCES COMPANY

/s/ John C. Farmer
John C. Farmer
Chief Financial Officer and Secretary

Date: June 22, 2004

INDEX TO EXHIBITS

Exhibits

99	Press release dated June 21, 2004.